File No. 333-19181
                                               Rule 497(e)


              LIBERTY-STEIN ROE FUNDS TRUST
        Stein Roe Institutional Client High Yield Fund

        Supplement to Prospectus Dated November 1, 1999
                 __________________________

     The second full paragraph under "Your Account-Purchasing
Shares" in this prospectus is revised to read as follows:

       An order to purchase Fund shares is not binding unless and until an authorized officer, agent or designee of the Fund accepts it. Once we accept your purchase order, you may not cancel or revoke it; however, you may redeem your shares. The Fund may reject any purchase order if it determines that the order is not in the best interests of the Fund and its investors.


          This Supplement is Dated December 1, 1999